================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                           PURSUANT TO SECTION 13 OR
                  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:  JUNE 27, 1996                    COMMISSION FILE NUMBER 0-15671


                                 UNICOMP, INC.
             (Exact name of Registrant as specified in its charter)


            Colorado                                     84-1003745
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


    1800 Sandy Plains Pkwy, Ste. 305
            Marietta, Georgia                               30066
(Address of principal executive offices)                 (zip code)

     Registrant's telephone number:
             (770) 424-3684

================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired:

       On April 16, 1996, UniComp, Inc. ("the Company") completed its acquisition of Smoky Mountain Technologies, Inc. ("SMT"). The Company issued 500,000 shares of its common stock for all of the outstanding common stock of SMT. The transaction was accounted for as a pooling-of-interest and audited financial statements for the appropriate period based on the significant subsidiary tests are filed under this item.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Directors of
Smoky Mountain Technologies, Inc.

We have audited the accompanying balance sheet of Smoky Mountain Technologies, Inc. as of December 31, 1995 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smoky Mountain Technologies, Inc., as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                       Coopers & Lybrand L.L.P.
Atlanta, Georgia
May 2, 1996

SMOKY MOUNTAIN TECHNOLOGIES, INC.
BALANCE SHEET
December 31, 1995






                                      ASSETS
Current assets:
   Cash                                                                                        $ 22,430
   Trade accounts receivable, net of allowance for doubtful accounts of $14,000                 322,322
   Related party receivables                                                                     42,004
   Taxes receivable                                                                              15,228
   Inventories                                                                                  103,099
   Other                                                                                         10,627
                                                                                               --------

             Total current assets                                                               515,710

Property and equipment, net                                                                     131,175

Capitalized software development costs, net of accumulated amortization of $2,427                 8,493
                                                                                               --------

             Total assets                                                                      $655,378
                                                                                               ========
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Trade accounts payable                                                                      $235,253
   Accrued expenses                                                                             104,677
   Deferred revenue                                                                              75,000
   Current portion of long-term debt                                                             74,265
                                                                                               --------

             Total current liabilities                                                          489,195

   Notes payable                                                                                 32,699

             Total liabilities                                                                  521,894
                                                                                               --------
   Commitments and contingencies (Note 6)


Stockholders' equity:
   10% noncumulative nonvoting convertible preferred stock, par value $1,000;
     authorized 990 shares, issued and outstanding 149 shares                                   149,000
   Common stock, no par value; authorized 100,000, issued and outstanding 75,000 shares          33,186
   Retained deficit                                                                             (48,702)
                                                                                               --------

             Total liabilities and stockholders' equity                                        $655,378
                                                                                               ========


The accompanying notes are an integral part of these financial statements.

SMOKY MOUNTAIN TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS
for the year ended December 31, 1995




Revenues:
  Licensing                                                             $714,892
  Services                                                               169,941
                                                                        --------

         Total revenues                                                  884,833
                                                                        --------

Cost of sales                                                            245,797
                                                                        --------

         Gross profit                                                    639,036
                                                                        --------

Selling, general and administrative                                      670,771
Depreciation and amortization expense                                     16,827
                                                                        --------

         Total operating expenses                                        687,598

Operating loss                                                           (48,562)

Other income                                                               6,689
                                                                        --------

Loss before provision for income taxes                                   (41,873)

Income tax benefit                                                        10,441
                                                                        --------

         Net loss                                                       $(31,432)
                                                                        ========


The accompanying notes are an integral part of these financial statements.

SMOKY MOUNTAIN TECHNOLOGIES, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY for the year ended December 31, 1995




                                            PREFERRED       COMMON       RETAINED
                                              STOCK          STOCK        DEFICIT         TOTAL
Balance, December 31, 1994                  $ 10,000       $ 33,186      $(17,270)      $ 25,916

  Issuance of preferred stock                139,000                                     139,000

  Net loss                                                                (31,432)       (31,432)
                                            --------       --------      --------       --------

Balance, December 31, 1995                  $149,000       $ 33,186      $(48,702)      $133,484
                                            ========       ========      ========       ========


The accompanying notes are an integral part of these financial statements.

SMOKY MOUNTAIN TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
for the year ended December 31, 1995




Net cash provided (used) by operating activities:
  Net loss                                                                                    $ (31,432)
  Adjustments to reconcile net income to net cash provided by operations:
    Depreciation and amortization                                                                16,827
    Allowance for doubtful accounts                                                              14,000
    Changes in assets and liabilities:
      Trade accounts receivable                                                                (214,477)
      Related party receivables                                                                  19,131
      Taxes receivable                                                                          (15,228)
      Inventories                                                                               (63,632)
      Other assets                                                                                4,830
      Trade accounts payable                                                                    137,506
      Deferred revenue                                                                           75,000
      Accrued expenses                                                                           (1,381)
                                                                                              ---------

        Net cash used by operating activities                                                   (58,856)

Cash flow from investing activities:
  Capitalized software development costs                                                        (10,920)
  Purchase of property and equipment                                                            (29,749)
                                                                                              ---------

        Net cash used by investing activities                                                   (40,669)

Cash flow from financing activities:
  Issuance of preferred stock                                                                   139,000
  Payments on debt                                                                              (36,846)
  Proceeds from borrowing                                                                        18,100
                                                                                              ---------

        Net cash provided by financing activities                                               120,254
                                                                                              ---------

Net increase                                                                                     20,729

Cash at the beginning of the year                                                                 1,701
                                                                                              ---------

Cash at the end of the year                                                                   $  22,430
                                                                                              =========

Supplemental cash flow information:
  Cash paid during the year for interest                                                      $  21,367
                                                                                              =========

  Cash paid during the year for taxes                                                         $       0
                                                                                              =========


The accompanying notes are an integral part of these financial statements.

SMOKY MOUNTAIN TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       THE COMPANY

       Smoky Mountain Technologies, Inc. (the "Company") was formed on October 1, 1993 as a subchapter S corporation in accordance with the Internal Revenue Code. On August 1, 1994, the Company elected to terminate their subchapter S corporation status. The Company assembles, develops, and supports hardware and software products for use in the payment transaction processing industry. The Company produces software under the name Universal Payment Software that can be utilized by a DOS-based cash register or computer to perform the necessary and regulated procedures for accessing the processing organizations of payment transactions.

       BASIS OF PRESENTATION

       The financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions underlying the reported amounts and disclosures. Changes in the status of certain matters, facts or circumstances underlying these estimates could result in material changes to these estimates, and actual results could differ from these estimates.

       REVENUE RECOGNITION

       Revenues from the sale of hardware, and the Company's computer software products are recognized upon delivery, customer acceptance, fulfillment of significant vendor obligations and determination that collectibility is probable. Revenue related to sales which impose significant vendor obligations on the Company are deferred until the obligations are satisfied. Revenues from consulting services are recognized when the services are provided. Contract revenues from post-contract customer support are deferred and recognized over the life of the contract.

       CASH AND CASH EQUIVALENTS

       Cash and cash equivalents includes all cash balances and highly liquid investments with an original maturity of three months or less.

       INVENTORIES

       Inventories consist of raw materials. Inventories are stated at the lower of cost or market, cost being determined on a first-in first-out (FIFO) basis.

       PROPERTY AND EQUIPMENT

       Property and equipment consists of land, furniture and fixtures, computers and equipment, automobiles, and leasehold improvements stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts. The resulting gain or loss is recognized in operations for the period.

       ACQUIRED AND DEVELOPED SOFTWARE

       The Company's research and development organization designs, develops, tests, debugs, enhances and sustains the Company's software products.

       In addition to amounts capitalized in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," the Company incurred research and development costs of $43,488. Capitalized software development costs were $10,920 during 1995, with related amortization of $2,427. Amortization is determined on a straight-line basis over the estimated market life of the product which is generally three years. The amount by which unamortized capitalized software costs exceeds the estimated net realizable value, if any, is recognized as expense in the period it is determined.

       INCOME TAXES

       Income taxes are provided on taxable income at the statutory rates applicable to such income in the United States under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets which arise from differences in the book and tax basis of the assets and liabilities of the Company. As of December 31, 1995, there are no significant deferred taxes.

2.     PROPERTY AND EQUIPMENT:

       The components of property and equipment at December 31, 1995 are as follows:


                                                 ESTIMATED
                                                USEFUL LIFE
                                                   (YEARS)        1995
         Land                                        -         $ 58,737
         Furniture and fixtures                      7            5,448
         Computers and equipment                     5           58,498
         Automobiles                                 5           28,067
         Leasehold improvements                      5            3,584
                                                               --------

                                                                154,334
         Less accumulated depreciation                           23,159
                                                               --------

                                                               $131,175
                                                               ========

3.     RELATED PARTY TRANSACTIONS:

       Receivables from related parties at December 31, 1995 are comprised of amounts due from officers totaling $42,004. Additionally, the Company has entered into a month-to-month operating lease with its officers for office space.

4.     LEASES:

       The Company leases office space on a month-to-month basis under operating leases. Rental expense for the year was $23,520.

5.     LONG-TERM DEBT:

       Notes payable as of December 31, 1995 are as follows:



         Notes payable to a bank, interest at a rate of 11 3/4%,
           collateralized by fixed assets, inventories, and accounts
           receivable payable in monthly installments of $943 commencing
           October 1994.                                                              $ 18,338

         Notes payable to an individual, interest at a rate of 9%,
           collateralized by land due on demand.                                        46,781

         Notes payable to a bank, interest at a rate of 10%, payable in
           monthly installments of $1,017 commencing September 1995.                    19,681

         Notes payable to a bank, interest at a rate of 10 1/4%,
           collateralized by a company automobile payable in monthly
           installments of $602 commencing June 1994.                                   22,164
                                                                                      --------

                 Total notes payable                                                   106,694

         Less:  current portion                                                         74,265
                                                                                      --------

                                                                                      $ 32,699
                                                                                      ========

       Maturities of long-term debt are as follows:


              1996                                             $ 74,265
              1997                                             $ 23,388
              1998                                             $  6,569
              1999                                             $  2,742
                                                               --------

                Total                                          $106,964
                                                               ========

6.     COMMITMENTS AND CONTINGENCIES:

       The Company is not presently a party to any material litigation, nor to the knowledge of management is any material litigation threatened against the Company. There are no material pending legal proceedings, other than routine litigation incidental to the Company's business.

7.     CONVERTIBLE PREFERRED STOCK:

       The Company was authorized to issue up to 990 shares of $1,000 par value convertible non-cumulative, nonvoting preferred stock. A total of 149 shares were issued and outstanding at December 31, 1995. Its holders are entitled to a 10% dividend annually. The preferred stock has priority over the common stock with respect to dividends and distribution of assets. The Company may redeem the preferred stock at 115% of par value if the redemption date is on or after January 1, 1996 and before January 1, 1997. If the redemption date is on or after January 1, 1997 and before January 1, 1998, the redemption price is 125% of par value. As of January 1, 1998, the Company shall not redeem any portion of the preferred stock. The holders of the preferred stock have the right to convert shares of the preferred stock into shares of common stock beginning January 1, 1998. If the Company shall consolidate or merge into a corporation, each share of preferred stock shall be convertible into shares of common stock that provide the holder with not less than 0.05% of the outstanding common stock after conversion.

8.     SIGNIFICANT RISKS AND UNCERTAINTIES:

       The Company's operating results and financial condition can be impacted by a number of factors, including but not limited to any of the following which could cause actual results to vary materially from current and historical results or the Company's anticipated future results.

       The Company assembles, develops, and supports hardware and software products for use in the payment transaction processing industry. The Company produces software under the name Universal Payment Software that can be utilized by a DOS-based cash register or computer to perform the necessary and regulated procedures for accessing the processing organizations of payment transactions. The Company's success will depend on the level of market acceptance and enhancements to the market on a timely and cost effective basis, and maintain a labor force sufficiently skilled to compete in the current environment.

       While management believes that the Company's financing needs for the foreseeable future will be satisfied from cash flows from operations and the Company's existing credit facilities, unforeseen events and adverse economic or business trends may significantly increase cash demands beyond those currently anticipated that affect the Company's ability to generate/raise cash to satisfy financing needs.

       As a result of the above and other factors, the Company's earnings and financial condition can vary significantly from quarter-to-quarter and year-to-year.

9.     SUBSEQUENT EVENT:

       On April 16, 1996, the Company was acquired by UniComp, Inc. ("UniComp"). UniComp develops and markets platform-migration software and development tools that enable users to migrate applications written for proprietary IBM mid-range computer systems to portable operating systems such as UNIX and Windows NT in the United States and the United Kingdom. All of the Company's outstanding common and preferred stock was exchanged for 500,000 shares of UniComp's common stock. This transaction will be accounted for as a pooling of interests.

B) PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited pro forma balance sheet information has been prepared by combining the consolidated February 29, 1996 balance sheet of UniComp, Inc. and the December 31, 1995 balance sheet of Smoky Mountain Technologies, Inc. ("SMT"). The acquisition of SMT was accounted for using the pooling-of-interests method of accounting for business combinations. The unaudited pro forma balance sheet should be read in conjunction with the accompanying notes.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The following unaudited pro forma consolidated statements of operations have been prepared by combining the consolidated statements of operations of UniComp, Inc., and SMT years ended February 29, 1996, February 28, 1995 and 1994. The pro forma combination of UniComp and SMT was accounted for using the pooling-of-interests method of accounting. These pro forma financial statements should be read in conjunction with the accompanying notes.


NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

ASSUMPTIONS

The pro forma presentation reflects the consolidation of the historical information of UniComp and SMT for the period presented. The financial information for SMT is included as of its year ended December 31, 1995.

PRO FORMA ADJUSTMENT

The following pro forma adjustment has been made to the pro forma consolidated balance sheet:

(a) The stockholders' equity accounts have been adjusted to reflect the 149 shares of SMT preferred stock which were converted into 6,037 shares of SMT common stock. Adjustments have also been made to reflect the conversion of all SMT common stock into 500,000 shares of UniComp common stock.

UNICOMP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
February 29, 1996


                                                                                    SMOKY
                                                                                  MOUNTAIN      PRO FORMA      PRO FORMA
                                                                  UNICOMP       TECHNOLOGIES   ADJUSTMENTS    CONSOLIDATED

                  Assets
Current assets:
   Cash and cash equivalents                                    $ 1,206,831        $ 22,430      $             $ 1,229,261
   Accounts receivable, net                                       4,378,833         322,322                      4,701,155
   Receivables from related parties                                 362,474          42,004                        404,478
   Other receivables                                                190,408          15,228                        205,636
   Inventories                                                      604,971         103,099                        708,070
   Prepaid expenses                                                 852,050               0                        852,050
   Other                                                            156,457          10,627                        167,084
                                                                -----------        --------      ---------     -----------

             Total current assets                                 7,752,024         515,710                      8,267,734
                                                                -----------        --------      ---------     -----------

   Property and equipment, net                                    2,269,749         131,175                      2,400,924
                                                                -----------        --------      ---------     -----------

   Noncurrent assets:
      Acquired and developed software, net                        4,794,838           8,493                      4,803,331
      Goodwill, net                                                 694,489                                        694,489
      Deferred tax asset                                            348,638                                        348,638
      Other                                                          91,667                                         91,667
                                                                -----------        --------      ---------     -----------

             Total noncurrent assets                              5,929,632           8,493                      5,938,125
                                                                -----------        --------      ---------     -----------

             Total assets                                       $15,951,405        $655,378      $             $16,606,783
                                                                ===========        ========      =========     ===========

UNICOMP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET, CONTINUED
February 29, 1996




                                                                                    SMOKY
                                                                                  MOUNTAIN      PRO FORMA      PRO FORMA
                                                                  UNICOMP       TECHNOLOGIES   ADJUSTMENTS    CONSOLIDATED

                             Liabilities
Current liabilities;
   Accounts payable                                             $ 1,938,057        $235,253      $             $ 2,173,310
   Accrued expenses                                               1,014,149         104,677                      1,118,826
   Deferred revenues                                              1,597,864          75,000                      1,672,864
   Line of credit                                                 1,078,933               0                      1,078,933
   Income taxes payable                                             127,031               0                        127,031
   Other accrued taxes                                              393,915               0                        393,915
   Current portion of notes payable                                 250,840          74,265                        325,105
                                                                -----------        --------      ---------     -----------

             Total current liabilities                            6,400,789         489,195                      6,889,984
                                                                -----------        --------      ---------     -----------

Long-term liabilities:
   Notes payable                                                  1,044,073          32,699                      1,076,772
   Convertible notes                                              1,980,000               0                      1,980,000
   Deferred income taxes                                            519,019               0                        519,109
                                                                -----------        --------      ---------     -----------

             Total long-term liabilities                          3,543,182          32,699                      3,575,881
                                                                -----------        --------      ---------     -----------

             Total liabilities                                    9,943,971         521,894                     10,465,865
                                                                -----------        --------      ---------     -----------

Stockholders' equity:
   Common stock                                                      46,634          33,186        (28,186)(a)      51,634
   Preferred stock                                                        0         149,000       (149,000)(a)           0
   Additional contributed capital                                 6,052,643               0        177,186 (a)   6,229,829
   Retained earnings (deficit)                                      548,492         (48,702)                       499,790
   Treasury stock                                                  (460,554)              0                       (460,554)
   Cumulative translation adjustment                               (179,781)              0                       (179,781)
                                                                -----------        --------      ---------     -----------

             Total stockholders' equity                           6,007,434         133,484              0       6,140,918
                                                                -----------        --------      ---------     -----------

             Total liabilities and stockholders' equity         $15,951,405        $655,378      $       0     $16,606,783
                                                                ===========        ========      =========     ===========



See notes to the Unaudited Pro Forma Consolidated Balance Sheet.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

ASSUMPTIONS

The unaudited pro forma consolidated statements of operations for the years ended February 29, 1996, February 28, 1995 and 1994 includes the results of operations from SMT for all periods presented from their date of inception, October 1, 1993, as of its years ended December 31, 1995, 1994, and 1993.

PRO FORMA ADJUSTMENTS

No pro forma adjustments were made to the unaudited pro forma consolidated statements of operations since the accounting policies of SMT prior to the transaction were substantially the same as UniComp.

PRO FORMA PER SHARE DATA

The pro forma earnings per share amounts, as presented in the unaudited pro forma consolidated statements of operations, were based on the weighted average number of common shares outstanding during the period. Included in the weighted average number of common shares are the 500,000 common shares issued to former SMT shareholders, for all periods presented from the date of inception, October 1, 1993.

UNICOMP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS for the year ended February 29, 1996



                                                                  SMOKY
                                                                MOUNTAIN      PRO FORMA
                                                  UNICOMP     TECHNOLOGIES  CONSOLIDATED
Revenues:
  Equipment and software                        $10,092,975      $714,892   $10,807,867
  Maintenance and support                        11,212,312       169,941    11,382,253
                                                -----------      --------   -----------

         Total revenues                          21,305,287       884,833    22,190,120
                                                -----------      --------   -----------

Cost of sales:
  Equipment and software                          5,916,684       245,797     6,162,481
  Maintenance and support                         1,826,341             0     1,826,341
                                                -----------      --------   -----------

         Total cost of sales                      7,743,025       245,797     7,988,822
                                                -----------      --------   -----------

Gross profit                                     13,562,262       639,036    14,201,298
                                                -----------      --------   -----------

Selling, general and administrative              10,334,661       670,771    11,005,432
Depreciation expense                                694,672        16,827       711,499
                                                -----------      --------   -----------

         Total operating expenses                11,029,333       687,598    11,716,931
                                                -----------      --------   -----------

Operating income (loss)                           2,532,929       (48,562)    2,484,367

Other income (expense)
  Other, net                                        (41,701)        6,689       (35,012)
  Interest                                         (233,403)            0      (233,403)
                                                -----------      --------   -----------

         Other income (expense), net               (275,104)        6,689      (268,415)

Income before provision for income taxes          2,257,825       (41,873)    2,215,952

Benefit (provision) for income taxes               (195,887)       10,441      (185,446)
                                                -----------      --------   -----------

Net income (loss)                               $ 2,061,938      $(31,432)  $ 2,030,092
                                                ===========      ========   ===========

Weighted average number of shares                 4,688,092                   5,188,092

Earnings per share                              $      0.44                 $      0.39


See notes to Unaudited Pro Forma Consolidated Statements of Operations.

UNICOMP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS for the year ended February 28, 1995



                                                                  SMOKY
                                                                MOUNTAIN      PRO FORMA
                                                 UNICOMP      TECHNOLOGIES  CONSOLIDATED
Revenues:
  Equipment and software                       $ 8,552,293       $307,025   $ 8,859,318
  Maintenance and support                        8,778,005        165,874     8,943,879
  Sound systems                                    468,268              0       468,268
                                               -----------       --------   -----------

         Total revenues                         17,798,566        472,899    18,271,465
                                               -----------       --------   -----------

Cost of sales:
  Equipment and software                         4,802,100        242,336     5,044,436
  Maintenance and support                        1,059,353              0     1,059,353
  Sound systems                                    304,570              0       304,570
                                               -----------       --------   -----------

         Total cost of sales                     6,166,023        242,336     6,408,359
                                               -----------       --------   -----------

Gross profit                                    11,632,543        230,563    11,863,106
                                               -----------       --------   -----------

Selling, general and administrative              8,753,530        168,488     8,912,698
Depreciation expense                               642,716          7,865       650,581
                                               -----------       --------   -----------

         Total operating expenses                9,396,246        176,353     9,563,279
                                               -----------       --------   -----------

Operating income                                 2,236,297         54,210     2,299,827

Other income (expense)
  Other, net                                       123,707          2,089       125,796
  Interest                                        (212,795)        (5,900)     (218,695)
                                               -----------       --------   -----------

         Other expense, net                        (89,088)        (3,811)      (92,899)

Income before provision for income taxes         2,147,209         50,399     2,206,928

Provision for income taxes                        (509,494)        (2,968)     (515,222)
                                               -----------       --------   -----------

Net income                                     $ 1,637,715       $ 47,341   $ 1,691,706
                                               ===========       ========   ===========

Weighted averaged number of shares               4,210,228                    4,710,228

Earnings per share                             $      0.39                  $      0.36


See notes to Unaudited Pro Forma Consolidated Statements of Operations.

UniComp, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations for the year ended February 28, 1994



                                                                  SMOKY
                                                                MOUNTAIN      PRO FORMA
                                                 UNICOMP      TECHNOLOGIES  CONSOLIDATED
Revenues:
  Equipment and software                       $ 6,020,970       $24,205    $ 6,045,175
  Maintenance and support                        5,633,471             0      5,633,471
  Sound systems                                    503,392             0        503,392
                                               -----------       -------    -----------

         Total revenues                         12,157,833        24,205     12,182,038
                                               -----------       -------    -----------

Cost of sales:
  Equipment and software                         4,550,004             0      4,550,004
  Maintenance and support                          561,796             0        561,796
  Sound systems                                    286,612             0        286,612
                                               -----------       -------    -----------

         Total cost of sales                     5,398,412             0      5,398,412
                                               -----------       -------    -----------

Gross profit                                     6,759,421        24,205      6,783,626
                                               -----------       -------    -----------

Selling, general and administrative              4,582,822         8,849      4,591,671
Depreciation expense                               596,414             0        596,414
                                               -----------       -------    -----------

         Total operating expenses                5,179,236         8,849      5,188,085
                                               -----------       -------    -----------

Operating income                                 1,580,185        15,356      1,595,541

Other income (expense)
  Other, net                                        35,337             0         35,337
  Interest                                        (174,107)            0       (174,107)
                                               -----------       -------    -----------

         Other expense, net                       (138,770)            0       (138,770)

Income before provision for income taxes         1,441,415        15,356      1,456,771

Provision for income taxes                        (255,291)            0       (255,291)
                                               -----------       -------    -----------

Net income                                     $ 1,186,124       $15,356    $ 1,201,480
                                               ===========       =======    ===========

Weighted average number of shares                4,135,168                    4,343,501

Earnings per share                             $      0.29                  $      0.28



See notes to Unaudited Pro Forma Consolidated Statements of Operations.

                                  SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


UNICOMP, INC.



/s/ Stephen A. Hafer                                         6/27/96
- ---------------------                                        -------
Stephen A. Hafer                                              Date
Chief Financial Officer